UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 28, 2011

ORIENT PAPER, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-34577	20-4158835
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Science Park, Juli Road Xushui County, Baoding City Hebei Province, People’s Republic of China 072550
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:   (86) 312-8698215

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 28, 2011, the stockholders of Orient Paper, Inc. (the “Company”) ratified and approved the 2011 Incentive Stock Option Plan (the “Plan”) at the Company’s Annual Meeting of Stockholders. The Plan became effective as of the date of such stockholders’ ratification and approval. A description of the Plan is set forth in the Company’s proxy statement, dated July 21, 2011, for its 2011 Annual Meeting of Stockholders (the “Proxy Statement”), under “Proposal 2: Ratification and Approval of the 2011 Incentive Stock Option Plan” starting at page 18, which is incorporated herein by reference. The description is qualified in its entirety by reference to a copy of the Plan attached to the Proxy Statement as Appendix A, which is also incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on August 28, 2011 (the “Annual Meeting”).  A total of  10,185,025 shares of common stock, representing 55.5% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the Annual Meeting.  The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting as set forth in the Proxy Statement are as follows:

Proposal 1. Both of the two nominees for directors in Class I were elected to serve until the 2013 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death.  The result of the votes to elect the two directors was as follows:

DIRECTORS:	FOR	WITHHELD	ABSTAIN	BROKER NON-VOTE
Drew Bernstein	7,523,057	0	49,226	7,986,415
Wenbing Christopher Wang	7,515,220	0	57,063	7,986,415

Proposal 2.   The ratification and approval of the 2011 Incentive Stock Option Plan was ratified and approved by the stockholders by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
7,171,927	383,482	16,874	7,986,415

Proposal 3. The appointment of BDO Limited (“BDO”) as the Company’s independent registered public accounting firm for fiscal 2011 was ratified by the stockholders by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN
10,054,888	120,153	9,884

There were no broker non-votes with respect to the appointment of BDO.

Proposal 4.  The compensation of the named executive officers as disclosed in the Company’s Proxy Statement was approved on an advisory basis by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,227,692	336,583	8,008	7,986,415

Proposal 5.  The stockholders recommended, on an advisory basis, that the frequency of the stockholder vote to approve the compensation of the named executive officers every three years by the votes set forth in the table below:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
443,855	79,873	7,007,895	40,660	7,986,415

  Item 8.01 Other Events.

On August 30, 2011, the Company issued a press release announcing the results of the Company’s 2011 Annual Meeting of Stockholders, which was held on August 28, 2011. A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in this report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

99.1	Press release, dated August 30, 2011, issued by Orient Paper, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORIENT PAPER, INC.

By:	/s/ Winston C. Yen
Winston C. Yen
Chief Financial Officer

Dated: August 31, 2011